Supplement dated December 7, 2016 to the

CALAMOS® FAMILY OF  FUNDS Statement of Additional Information

for Calamos Phineus Long/Short Fund, dated April 5, 2016,

as supplemented on June 10, 2016 and July 18, 2016

Effective July 1, 2016, John S. Koudounis is a Vice President and Thomas E. Herman is a Vice President and Chief Financial Officer of Calamos Phineus Long/Short Fund (the “Fund”). Accordingly, the Statement of Additional Information is hereby amended as follows:

The “Officers” section beginning on page 22 is hereby amended to include the following information about the new officers and to delete information pertaining to Nimish S. Bhatt:

Name and Age	Position with Trust	Principal Occupations
John S. Koudounis, 50	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, 55	Vice President and Chief Financial Officer (since 2016)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016).

The third paragraph in the “Investment Advisory Services” section on page 29 is deleted and replaced with the following paragraph:

Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose Class B super-majority voting shares are all owned by Calamos Partners LLC. John P. Calamos, Sr. owns a controlling interest in Calamos Family Partners, Inc., which owns Calamos Partners LLC. In connection with the formation of Calamos Partners LLC, John S. Koudounis has received profits and equity interests in Calamos Partners LLC. In addition, Mr. Koudounis has the option to purchase a controlling interest in Calamos Partners LLC upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of Calamos Asset Management, Inc. and Calamos Investments, LLC. John P. Calamos, Sr. is an affiliated person of the Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Curtis Holloway are affiliated persons of the Fund and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; and Treasurer of the Fund, respectively, and as Chief Executive Officer; President and Head of Global Distribution; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Vice President of Calamos Advisors, respectively.

Please retain this supplement for future reference.

PLSSPT 12/16